Cash distribution	6 Months Ended
Jun. 30, 2014
Cash distribution

9. Cash distribution

On June 3, 2014, the Company distributed $1.33 in cash for each outstanding share of the Company’s common stock, equal to approximately $25.4 million in the aggregate.

Additionally, on June 3, 2014, in accordance with the Company’s equity plans and warrant terms, all of the Company’s outstanding stock options and warrants were adjusted by reducing the exercise price and/or increasing the number of shares to preserve the intrinsic value of such awards after the decline in the Company’s stock price directly resulting from the cash dividend. The award adjustments resulted in no incremental stock compensation expense for the three and six month periods ending June 30, 2014.